UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02363

Cornerstone Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

7 Dawson Street, Huntington Station, New York	11746
(Address of principal executive offices)	(Zip code)

Frank J. Maresca

AST Fund Solutions, LLC, 7 Dawson Street, Huntington Station, New York 11746

(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 668-6558

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Cornerstone Total
Return Fund, Inc.

Annual Report
December 31, 2013

CONTENTS

Portfolio Summary	1

Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	16

Tax Information	17

Additional Information Regarding the Fund’s Directors and Corporate Officers	18

Description of Dividend Reinvestment Plan	20

Proxy Voting and Portfolio Holdings Information	22

Privacy Policy Notice	23

Summary of General Information	26

Shareholder Information	26

Cornerstone Total Return Fund, Inc. Portfolio Summary – as of December 31, 2013 (unaudited)

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	14.5
Closed-End Funds	14.1
Financials	12.4
Health Care	10.4
Consumer Discretionary	9.1
Industrials	7.9
Energy	7.8
Consumer Staples	7.4
Exchange-Traded Funds	2.1
Telecommunication Services	2.0
Materials	1.8
Utilities	1.3
Other	9.2

TOP TEN HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	Exxon Mobil Corporation	Energy	3.5
2.	Wal-Mart Stores, Inc.	Consumer Staples	2.7
3.	BlackRock Global Opportunities Equity Trust	Closed-End Funds	2.6
4.	Microsoft Corporation	Information Technology	2.1
5.	General Electric Company	Industrials	2.1
6.	Apple Inc.	Information Technology	1.9
7.	Berkshire Hathaway Inc. - Class B	Financials	1.9
8.	Merck & Company, Inc.	Health Care	1.5
9.	International Business Machines Corporation	Information Technology	1.5
10.	JPMorgan Chase & Co.	Financials	1.5

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2013

Description	No. of Shares	Value
EQUITY SECURITIES — 90.79%
CLOSED-END FUNDS — 14.06%
CONVERTIBLE SECURITIES — 0.20%
Putnam High Income Securities Fund	21,395	$176,723

CORE — 0.61%
Adams Express Company (The)	11,390	148,867
General American Investors Company, Inc.	10,260	361,152
Guggenheim Equal Weight Enhanced Equity Income Fund	1,600	30,224
		540,243
CORPORATE DEBT INVESTMENT GRADE-RATED — 0.73%
Federated Enhanced Treasury Income Fund	11,217	143,353
Invesco Van Kampen Bond Fund	28,591	505,775
		649,128
DEVELOPED MARKET — 0.01%
Aberdeen Singapore Fund, Inc.	600	7,662

EMERGING MARKETS — 0.52%
India Fund, Inc. (The)	23,192	463,840

EMERGING MARKETS DEBT — 0.10%
Stone Harbor Emerging Markets Income Fund	5,070	92,882

GENERAL & INSURED LEVERAGED — 0.88%
Invesco Municipal Opportunity Trust	12,900	151,059
Nuveen Dividend Advantage Municipal Fund 2	41,295	524,034

Description	No. of Shares	Value
GENERAL & INSURED LEVERAGED (continued)
Nuveen Quality Preferred Income Fund 2	13,438	$109,385
		784,478
GLOBAL — 1.44%
Alpine Global Dynamic Dividend Fund	38,759	197,671
Alpine Total Dynamic Dividend Fund	86,461	362,272
Clough Global Allocation Fund	9,798	150,693
Delaware Enhanced Global Dividend and Income Fund	34,702	424,058
Nuveen Global Value Opportunities Fund	11,196	147,451
		1,282,145
GLOBAL INCOME — 0.44%
Nuveen Multi-Currency Short-Term Government Income Fund	39,014	393,261

HIGH CURRENT YIELD (LEVERAGED) — 0.29%
DWS High Income Opportunities Fund, Inc.	18,175	261,720

INCOME & PREFERRED STOCK — 1.60%
John Hancock Premium Dividend Fund	57,053	661,815
Nuveen Quality Preferred Income Fund 3	32,979	258,885
Zweig Total Return Fund, Inc. (The)	36,204	504,684
		1,425,384
OPTION ARBITRAGE/OPTIONS STRATEGIES — 3.59%
BlackRock Enhanced Equity Dividend Trust	90,200	716,188
BlackRock Global Opportunities Equity Trust	156,832	2,346,207

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2013 (continued)

Description	No. of Shares	Value
OPTION ARBITRAGE/OPTIONS STRATEGIES (continued)
BlackRock International Growth and Income Trust	17,334	$140,925
		3,203,320
REAL ESTATE — 0.41%
Neuberger Berman Real Estate Securities Income Fund Inc.	83,524	362,494

SECTOR EQUITY — 3.02%
BlackRock EcoSolutions Investment Trust	23,594	184,977
BlackRock Energy and Resources Trust	14,100	342,630
BlackRock Real Asset Equity Trust	66,980	583,396
BlackRock Utility and Infrastructure Trust	32,873	587,441
Petroleum & Resources Corporation	17,400	476,412
Reaves Utility Income Fund	20,796	521,772
		2,696,628
U.S. MORTGAGE — 0.22%
First Trust Mortgage Income Fund	12,646	196,772

TOTAL CLOSED-END FUNDS		12,536,680

CONSUMER DISCRETIONARY — 9.05%
CBS Corporation - Class B	4,000	254,960
Comcast Corporation - Class A	17,012	884,029
Comcast Corporation - Special Class A	4,250	211,990
CST Brands, Inc.	277	10,171
D.R. Horton, Inc.	2,500	55,800
DIRECTV *	4,500	310,905

Description	No. of Shares	Value
CONSUMER DISCRETIONARY (continued)
Ford Motor Company	24,000	$370,320
Gap, Inc. (The)	3,000	117,240
Home Depot, Inc. (The)	11,500	946,910
Johnson Controls, Inc.	5,500	282,150
Macy's, Inc.	3,000	160,200
McDonald's Corporation	9,000	873,270
NIKE, Inc. - Class B	7,000	550,480
Omnicom Group Inc.	2,000	148,740
Starbucks Corporation	5,000	391,950
Time Warner Cable Inc.	2,500	338,750
Time Warner Inc.	6,466	450,810
TJX Companies, Inc. (The)	4,000	254,920
Twenty-First Century Fox, Inc.	2,500	86,500
Viacom Inc. - Class B	3,000	262,020
Walt Disney Company (The)	14,500	1,107,800
		8,069,915
CONSUMER STAPLES — 7.36%
Altria Group, Inc.	13,000	499,070
Archer-Daniels-Midland Company	5,000	217,000
Coca-Cola Company (The)	17,000	702,270
CVS Caremark Corporation	13,200	944,724
General Mills, Inc.	3,000	149,730
Kellogg Company	3,000	183,210
Kraft Foods Group, Inc.	1,000	53,920
Kroger Co. (The)	4,000	158,120
Mondelēz International, Inc. - Class A	3,000	105,900
Philip Morris International, Inc.	8,000	697,040
Sysco Corporation	5,000	180,500
Walgreen Co.	4,000	229,760
Wal-Mart Stores, Inc.	31,000	2,439,390
		6,560,634

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2013 (continued)

Description	No. of Shares	Value
ENERGY — 7.85%
Anadarko Petroleum Corporation	4,000	$317,280
Chesapeake Energy Corporation	5,000	135,700
ConocoPhillips	8,000	565,200
Devon Energy Corporation	3,500	216,545
EOG Resources, Inc.	2,000	335,680
Exxon Mobil Corporation	31,000	3,137,200
Marathon Oil Corporation	6,900	243,570
Occidental Petroleum Corporation	5,000	475,500
Phillips 66	3,000	231,390
Schlumberger Limited	11,500	1,036,265
Valero Energy Corporation	4,500	226,800
Williams Companies, Inc. (The)	2,000	77,140
		6,998,270
EXCHANGE-TRADED FUNDS — 2.08%
iShares Core S&P 500 ETF	5,000	928,250
SPDR S&P 500 ETF Trust	5,000	923,350
		1,851,600
FINANCIALS — 12.44%
Allstate Corporation (The)	2,500	136,350
American International Group, Inc.	11,000	561,550
Aon plc	2,500	209,725
Bank of America Corporation	66,000	1,027,620
Bank of New York Mellon Corporation (The)	8,000	279,520
BB&T Corporation	5,500	205,260
Berkshire Hathaway Inc. - Class B *	14,000	1,659,840
Capital One Financial Corporation	2,500	191,525
Citigroup, Inc.	23,000	1,198,530
Fifth Third Bancorp	7,000	147,210

Description	No. of Shares	Value
FINANCIALS (continued)
Goldman Sachs Group, Inc. (The)	3,500	$620,410
Hartford Financial Services Group, Inc. (The)	3,000	108,690
JPMorgan Chase & Co.	22,200	1,298,256
Marsh & McLennan Companies, Inc.	3,000	145,080
MetLife, Inc.	10,500	566,160
Morgan Stanley	16,000	501,760
PNC Financial Services Group, Inc. (The)	5,000	387,900
Prudential Financial, Inc.	4,000	368,880
SunTrust Banks, Inc.	5,000	184,050
T. Rowe Price Group, Inc.	2,500	209,425
Wells Fargo & Company	21,000	953,400
Weyerhaeuser Company	4,000	126,280
		11,087,421
HEALTH CARE — 10.37%
Abbott Laboratories	10,000	383,300
AbbVie Inc.	6,000	316,860
Allergan, Inc.	2,000	222,160
Amgen Inc.	6,000	684,960
Baxter International, Inc.	5,700	396,435
Becton, Dickinson and Company	2,000	220,980
Cardinal Health, Inc.	4,000	267,240
Cigna Corporation	2,000	174,960
Eli Lilly & Company	11,500	586,500
Express Scripts Holding Company *	6,000	421,440
Johnson & Johnson	10,500	961,695
Mallinckrodt public limited company *	250	13,065
McKesson Corporation	2,000	322,800
Medtronic, Inc.	8,000	459,120
Merck & Company, Inc.	27,000	1,351,350

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2013 (continued)

Description	No. of Shares	Value
HEALTH CARE (continued)
Pfizer, Inc.	31,462	$963,681
St. Jude Medical, Inc.	3,000	185,850
Stryker Corporation	3,000	225,420
Thermo Fisher Scientific Inc.	2,000	222,700
UnitedHealth Group Incorporated	9,000	677,700
Wellpoint, Inc.	2,000	184,780
		9,242,996
INDUSTRIALS — 7.86%
Boeing Company (The)	3,000	409,470
CSX Corporation	8,000	230,160
Deere & Company	3,500	319,655
Emerson Electric Company	7,000	491,260
General Dynamics Corporation	2,000	191,100
General Electric Company	67,000	1,878,010
Honeywell International Inc.	7,000	639,590
Lockheed Martin Corporation	2,500	371,650
Norfolk Southern Corporation	3,000	278,490
Northrop Grumman Corporation	2,000	229,220
Precision Castparts Corporation	1,500	403,950
Raytheon Company	2,000	181,400
Republic Services, Inc.	2,000	66,400
Union Pacific Corporation	2,500	420,000
United Parcel Service, Inc.	6,000	630,480
Waste Management, Inc.	6,000	269,220
		7,010,055
INFORMATION TECHNOLOGY — 14.51%
Apple Inc.	3,000	1,683,330
Cisco Systems, Inc.	32,000	718,400

Description	No. of Shares	Value
INFORMATION TECHNOLOGY (continued)
Cognizant Technology Solutions Corporation *	3,000	$302,940
Corning, Inc.	9,000	160,380
eBay Inc. *	9,000	494,010
EMC Corporation	13,000	326,950
Facebook, Inc. *	10,000	546,600
Google Inc. *	1,000	1,120,710
Hewlett-Packard Company	14,000	391,720
Intel Corporation	34,000	882,640
International Business Machines Corporation	7,000	1,312,990
Microsoft Corporation	51,000	1,908,930
Oracle Corporation	28,600	1,094,236
QUALCOMM Incorporated	11,000	816,750
Visa Inc. - Class A	4,000	890,720
Yahoo! Inc. *	7,000	283,080
		12,934,386
MATERIALS — 1.85%
Air Products & Chemicals, Inc.	1,500	167,670
Dow Chemical Company (The)	11,000	488,400
Ecolab Inc.	2,000	208,540
International Paper Company	2,300	112,769
Newmont Mining Corporation	4,000	92,120
PPG Industries, Inc.	1,000	189,660
Praxair, Inc.	3,000	390,090
		1,649,249
TELECOMMUNICATION SERVICES — 2.02%
AT&T, Inc.	17,589	618,429
Verizon Communications, Inc.	24,000	1,179,360
		1,797,789

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2013 (concluded)

Description	No. of Shares	Value
UTILITIES — 1.34%
AES Corporation (The)	4,600	$66,746
Consolidated Edison, Inc.	1,500	82,920
Exelon Corporation	6,000	164,340
FirstEnergy Corp.	2,000	65,960
NextEra Energy, Inc.	2,000	171,240
PPL Corporation	4,000	120,360
Public Service Enterprises Group, Inc.	4,000	128,160
Southern Company (The)	6,000	246,660
Xcel Energy Inc.	5,500	153,670
		1,200,056
TOTAL EQUITY SECURITIES (cost - $70,257,133)		80,939,051

SHORT-TERM INVESTMENTS — 11.49%
MONEY MARKET FUNDS — 11.49%
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^ (cost - $10,238,503)	10,238,503	10,238,503

TOTAL INVESTMENTS — 102.28% (cost - $80,495,636)		91,177,554

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.28)%		(2,030,723)

NET ASSETS — 100.00%		$89,146,831

*	Non-income producing security.

^	The rate shown is the 7-day effective yield as of December 31, 2013.

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Statement of Assets and Liabilities – December 31, 2013

ASSETS
Investments, at value (cost – $80,495,636) (Notes B and C)	$91,177,554
Receivables:
Dividends	113,065
Investments sold	12,392
Prepaid expenses	2,784
Total Assets	91,305,795

LIABILITIES
Payables:
Investments purchased	1,993,288
Investment management fees (Note D)	73,453
Directors’ fees and expenses	11,659
Administration fees (Note D)	4,710
Accounting fees (Note D)	4,359
Other accrued expenses	71,495
Total Liabilities	2,158,964

NET ASSETS (applicable to 17,329,650 shares of common stock)	$89,146,831

NET ASSET VALUE PER SHARE ($89,146,831 ÷ 17,329,650)	$5.14

NET ASSETS CONSISTS OF
Common stock, $0.01 par value; 17,329,650 shares issued and outstanding (50,000,000 shares authorized)	$173,297
Paid-in Capital	78,298,740
Accumulated net realized gain (loss) on investments	(7,124)
Net unrealized appreciation in value of investments	10,681,918
Net assets applicable to shares outstanding	$89,146,831

 See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Statement of Operations – for the Year Ended December 31, 2013

INVESTMENT INCOME
Income:
Dividends from investments	$1,413,965

Expenses:
Investment management fees (Note D)	544,885
Directors’ fees and expenses	45,001
Administration fees (Note D)	44,983
Accounting fees (Note D)	38,711
Printing	34,829
Legal and audit fees	32,816
Transfer agent fees	29,220
Custodian fees	10,001
Stock exchange listing fees	4,037
Insurance	3,969
Miscellaneous	9,801
Total Expenses	798,253
Net Investment Income	615,712

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	3,784,457
Capital gain distributions from regulated investment companies	282,257
Net change in unrealized appreciation in value of investments	6,449,164
Net realized and unrealized gain on investments	10,515,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,131,590

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Statement of Changes in Net Assets

	For the Years Ended December 31,
	2013	2012

INCREASE IN NET ASSETS
Operations:
Net investment income	$615,712	$307,812
Net realized gain from investments	4,066,714	1,735,167
Net change in unrealized appreciation in value of investments	6,449,164	2,522,710

Net increase in net assets resulting from operations	11,131,590	4,565,689

Dividends and distributions to stockholders (Note B):
Net investment income	(2,509,261)	(2,042,979)
Net realized gains	(2,173,165)	—
Return-of-capital	(7,172,892)	(5,768,973)

Total dividends and distributions to shareholders	(11,855,318)	(7,811,952)

Transactions in common shares of beneficial interest:
Proceeds from rights offering of 6,892,384 and 3,364,521 shares of newly issued common stock, respectively	36,805,331	17,932,897
Offering expenses associated with rights offering	(56,952)	(93,668)
Proceeds from 304,027 and 181,473 shares newly issued in reinvestment of dividends and distributions, respectively	1,547,260	978,072

Net increase in net assets from capital share transactions	38,295,639	18,817,301

Total increase in net assets	37,571,911	15,571,038

NET ASSETS
Beginning of year	51,574,920	36,003,882
End of year	$89,146,831	$51,574,920

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$5.09	$5.47	$6.65	$7.19	$7.75
Net investment income/(loss) #	0.06	0.05	0.02	(0.00)+	(0.02)
Net realized and unrealized gain on investments	0.94	0.62	0.05	0.68	1.31
Net increase in net assets resulting from operations	1.00	0.67	0.07	0.68	1.29

Dividends and distributions to stockholders:
Net investment income	(0.23)	(0.31)	(0.02)	—	—
Net realized capital gain	(0.20)	—	—	—	—
Return-of-capital	(0.66)	(0.86)	(1.32)	(1.46)	(1.90)
Total dividends and distributions to stockholders	(1.09)	(1.17)	(1.34)	(1.46)	(1.90)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering	0.14	0.12	0.06	0.19	—
Reinvestment of dividends and distributions	0.00 +	0.00 +	0.03	0.05	0.05
Total anti-dilutive effect due to shares issued	0.14	0.12	0.09	0.24	0.05

Net asset value, end of year	$5.14	$5.09	$5.47	$6.65	$7.19
Market value, end of year	$6.05	$5.35	$5.97	$7.88	$10.29
Total investment return (a)	40.08%	11.16%	(10.08)%	(10.28)%	66.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$89,147	$51,575	$36,004	$25,913	$20,400
Ratio of expenses to average net assets, net of fee waivers and fees paid indirectly, if any (b)	1.46%	1.73%	1.88%	2.33%	2.76%
Ratio of expenses to average net assets, excluding fee waivers and fees paid indirectly, if any (b)	1.46%	1.73%	1.88%	2.37%	3.20%
Ratio of net investment income/(loss) to average net assets (c)	1.13%	0.85%	0.31%	(0.04)%	(0.24)%
Portfolio turnover rate	48.27%	44.55%	30.11%	34.39%	13.24%

#	Based on average shares outstanding.

+	Amount rounds to less than $0.01 per share.

(a)
Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(b)	Expenses do not include expenses of investments companies in which the Fund invests.

(c)	Recognition of net investment income/(loss) by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

See accompanying notes to financial statements.

Cornerstone Total Return Fund, Inc. Notes to Financial Statements

NOTE A. ORGANIZATION

Cornerstone Total Return Fund, Inc. (the “Fund”) was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events: The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date its financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to such financial statements.

Portfolio Valuation: Investments are stated at value in the accompanying financial statements. Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by Cornerstone Advisors, Inc. (the “Investment Manager” or “Cornerstone”) to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. At December 31, 2013 the Fund held no securities valued in good faith by the Board of Directors.

The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE is closed.

The Fund is exposed to financial market risks, including the valuations of its investment portfolio. During the year ended December 31, 2013, the Fund did not invest in derivative instruments or engage in hedging activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (continued)

Risks Associated with Investments in Other Closed-end Funds: Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Taxes: No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2010 through 2012, and for the year ended December 31, 2013. There was no material impact to the financial statements.

Distributions to Stockholders: Effective January 2002, the Fund initiated a fixed, monthly distribution to stockholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund’s Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains, or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund’s common shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. A return-of-capital distribution reduces the cost basis of an investor’s shares in the Fund. Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date.

Managed Distribution Risk: Under the managed distribution policy, the Fund makes monthly distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. If, for any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (continued)

and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to Fund stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective.

NOTE C. FAIR VALUE

As required by the Fair Value Measurement and Disclosures Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices
Equity Investments	$80,939,051	$—
Short-Term Investments	10,238,503	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$91,177,554	$—

*	Other financial instruments include futures, forwards and swap contracts.

The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2013, the Fund did not have any transfers in and out of any Level.

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2013.

It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (continued)

those arrangements on its financial position. The ASU is currently effective. The guidance requires retrospective application for all comparative periods presented. The Investment Manager has evaluated the impact ASU 2011-11 and believes that it does not have a material impact on the Fund’s financial statements and disclosures.

NOTE D. AGREEMENTS WITH AFFILIATES

At December 31, 2013 certain officers of the Fund are also officers of Cornerstone or AST Fund Solutions, LLC (“AFS”). Such officers are paid no fees by the Fund for serving as officers of the Fund.

Investment Management Agreement

Cornerstone serves as the Fund’s Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund’s average weekly net assets. For the year ended December 31, 2013, Cornerstone earned $544,885 for investment management services.

Administration Agreement

Through April 16, 2013, Ultimus Fund Solutions, LLC (“Ultimus”) served as the administrator. Under the terms of the Administration Agreement, Ultimus supplied executive, administrative and regulatory services for the Fund. Ultimus supervised the preparation of reports to shareholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. For these services, the Fund paid Ultimus a monthly fee at an annual rate of 0.100% of its average daily net assets up to $250 million and 0.075% of such assets in excess of $250 million, subject to an annual minimum fee of $50,000. For the period January 1 through April 16, 2013, Ultimus earned $15,250 as administrator.

Effective April 17, 2013, AFS serves as the administrator. Under the administration agreement, AFS supplies executive, administrative and regulatory services for the Fund. AFS supervises the preparation of reports to shareholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. For these services, the Fund pays AFS a monthly fee at an annual rate of 0.075% of its average daily net assets, subject to an annual minimum fee of $50,000. AFS has agreed to discount  the annual minimum fee to $30,000 and such discount will remain in place until an amended fee is agreed upon. For the period April 17 through December 31, 2013, AFS earned $29,733 as administrator.

Fund Accounting Agreement

Under the terms of the Fund Accounting Agreement, Ultimus calculates the net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays Ultimus a base fee of $2,500 per month plus an asset based fee of 0.010% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2013, purchases and sales of securities, other than short-term investments, were $53,668,700 and $25,578,322, respectively.

NOTE F. SHARES OF COMMON STOCK

The Fund has 50,000,000 shares of common stock authorized and 17,329,650 shares issued and outstanding at December 31, 2013. Transactions in common stock for the year ended December 31, 2013 were as follows:

Shares at beginning of year	10,133,239
Shares newly issued from rights offering	6,892,384
Shares newly issued in reinvestment of dividends and distributions	304,027
Shares at end of year	17,329,650

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (concluded)

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and excise tax regulations.

The tax character of dividends and distributions paid to stockholders during the years ended December 31, 2013 and December 31, 2012 was as follows:

	2013	2012
Ordinary Income	$2,509,261	$2,042,979
Long-Term Capital Gains	2,173,165	—
Return-of-Capital	7,172,892	5,768,973
Total Distributions	$11,855,318	$7,811,952

At December 31, 2013 the components of accumulated earnings on a tax basis for the Fund were as follows:

Net unrealized appreciation	$10,674,794
Total accumulated earnings	$10,674,794

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, the Fund reclassified $7,172,892 of return-of-capital distributions and $1,893,549 of distributions resulting from the recharacterization of capital gain distributions as ordinary income against paid-in capital on the Statement of Assets and Liabilities. Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year (“Post-October losses”). The Fund incurred no such losses during the year ended December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized.

During the year ended December 31, 2013, the Fund reduced capital loss carryforwards by $1,893,549.

The following information is computed on a tax basis for each item as of December 31, 2013:

Cost of portfolio investments	$80,502,760
Gross unrealized appreciation	$11,452,461
Gross unrealized depreciation	(777,667)
Net unrealized appreciation	$10,674,794

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
Cornerstone Total Return Fund, Inc.
Huntington Station, New York

We have audited the accompanying statement of assets and liabilities of the Cornerstone Total Return Fund, Inc. (the “Fund”), including the schedule of investments as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cornerstone Total Return Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 20, 2014

2013 Tax Information (unaudited)

Cornerstone Total Return Fund, Inc. (the “Fund”) is providing this notice along with Form 1099-DIV to assist its stockholders in the preparation of their 2013 calendar year U.S. federal income tax returns. The $11,855,318 in dividends and distributions paid to stockholders in respect of such year is represented by $2,509,261 of ordinary income, $2,173,165 of long-term gains and $7,172,892 of return-of-capital.

As indicated in this notice, a portion of the Fund’s distributions for 2013 were comprised of a return-of-capital; accordingly these distributions do not represent yield or investment return on the Fund’s portfolio.

SOURCES OF DIVIDENDS AND DISTRIBUTIONS (Per Share Amounts)
Payment Dates:	1/31/13	2/28/13	3/28/13	4/30/13	5/31/13	6/28/13
Ordinary Income(1)	$0.0213	$0.0213	$0.0213	$0.0213	$0.0213	$0.0213
Return-of-Capital(2)	0.0551	0.0551	0.0551	0.0551	0.0551	0.0551
Capital Gain(3)	0.0147	0.0147	0.0147	0.0147	0.0147	0.0147
Total	$0.0911	$0.0911	$0.0911	$0.0911	$0.0911	$0.0911

Payment Dates:	7/31/13	8/30/13	9/30/13	10/31/13	11/29/13	12/31/13
Ordinary Income(1)	$0.0213	$0.0213	$0.0213	$0.0213	$0.0213	$0.0213
Return-of-Capital(2)	0.0551	0.0551	0.0551	0.0551	0.0551	0.0551
Capital Gain(3)	0.0147	0.0147	0.0147	0.0147	0.0147	0.0147
Total	$0.0911	$0.0911	$0.0911	$0.0911	$0.0911	$0.0911

(1)
Ordinary Income Dividends – This is the total per share amount of ordinary income dividends and short-term capital gain distributions (if applicable) included in the amount reported in Box 1a on Form 1099-DIV.

(2)
Return-of-Capital – This is the per share amount of return-of-capital, or sometimes called nontaxable, distributions reported in Box 3 – under the title “Nondividend distributions” – on Form 1099-DIV. This amount should not be reported as taxable income on your current return. Rather, it should be treated as a reduction in the original cost basis of your investment in the Fund.

(3)	Capital Gains Distributions – This is the total per share amount of capital gain distribution included in the amount reported in Box 2a on Form 1099-DIV.

The Fund has met the requirements to pass through 7.24% of its ordinary income dividends as qualified dividends, which are subject to a maximum federal tax rate of 23.8% (20% maximum tax rate plus 3.8% Medicare tax). This is reported in Box 1b on Form 1099-DIV. Ordinary income dividends should be reported as dividend income on Form 1040. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Long-term capital gain distributions arise from gains on securities held by the Fund for more than one year. They are subject to a maximum federal rate of 20% (23.8%, reflecting 3.8% Medicare tax on income exceeding certain threshold amounts).

Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary income dividend paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRA’s and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Stockholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Additional Information Regarding the Fund’s Directors
and Corporate Officers (unaudited)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Ralph W. Bradshaw** (Dec. 1950)	Chairman of the Board of Directors and President	President, Cornerstone Advisors, Inc.; Financial Consultant; President and Director of Cornerstone Strategic Value Fund, Inc.; President and Trustee of Cornerstone Progressive Return Fund.	2001
Edwin Meese III (Dec. 1931)	Director; Audit, Nominating and Corporate Governance Committee Member	Distinguished Fellow, The Heritage Foundation Washington D.C.; Distinguished Visiting Fellow at the Hoover Institution, Stanford University; Senior Adviser, Revelation L.P.; Director of Cornerstone Strategic Value Fund, Inc.; Trustee of Cornerstone Progressive Return Fund.	2001
Scott B. Rogers (July 1955)	Director; Audit, Nominating and Corporate Governance Committee Member	Director, Board of Health Partners, Inc.; Chief Executive Officer, Asheville Buncombe Community Christian Ministry (“ABCCM”); President, ABCCM Doctor’s Medical Clinic; Director of Cornerstone Strategic Value Fund, Inc.; Trustee of Cornerstone Progressive Return Fund.	2001
Andrew A. Strauss (Nov. 1953)	Director; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	Attorney and senior member of Strauss & Associates, P.A., Attorneys; Director of Cornerstone Strategic Value Fund, Inc.; Trustee of Cornerstone Progressive Return Fund.	2001
Glenn W. Wilcox, Sr. (Dec. 1931)	Director; Chairman of Audit Committee, Nominating and Corporate Governance Committee Member	Chairman of the Board of Tower Associates, Inc.; Chairman of the Board of Wilcox Travel Agency, Inc.; Director of Champion Industries, Inc.; Director of Cornerstone Strategic Value Fund, Inc.; Trustee of Cornerstone Progressive Return Fund.	2001
Gary A. Bentz (June 1956)	Chief Compliance Officer, Secretary, and Assistant Treasurer
Chairman and Chief Financial Officer of Cornerstone Advisors, Inc.; Financial Consultant, C.P.A., Chief Compliance Officer, Secretary, and Assistant Treasurer of Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund.
			2004, 2008, 2009

Additional Information Regarding the Fund’s Directors
and Corporate Officers (unaudited) (concluded)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Frank J. Maresca (Oct. 1958)	Treasurer
Executive Vice President of AST Fund Solutions, LLC (since February 2012), Executive Vice President of Ultimus Fund Solutions, LLC (from March 2009-February 2012) previous Executive Director, JP Morgan Chase & Co.; Previous President of Bear Stearns Funds Management Inc.; Previous Senior Managing Director of Bear Stearns & Co. Inc.; Treasurer of the Fund, Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund, (from May 2009 through February 2012).
Since April 17, 2013

*	The mailing address of each Director and/or Officer with respect to the Fund’s operation is 7 Dawson Street, Huntington, Station, NY 11746.

**
Designates a director who is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended. Mr. Bradshaw is an interested person of the Fund by virtue of his current position with the Investment Adviser of the Fund.

Description of Dividend Reinvestment Plan (unaudited)

Cornerstone Total Return Fund, Inc. (the “Fund”) operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by American Stock Transfer & Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Under the Plan, the Fund’s Distributions to stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE MKT or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than its market price (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a Participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of the Fund’s Board of Directors, certificates for whole shares credited to his or her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a share credited to such account.

Description of Dividend Reinvestment Plan (unaudited) (concluded)

The Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating stockholders.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed online at www.amstock.com or by calling the toll-free number (866) 668-6558.

Proxy Voting and Portfolio Holdings Information (unaudited)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling toll-free (866) 668-6558; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling toll-free (866) 668-6558, and on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.cornerstonetotalreturnfund.com (See Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Privacy Policy Notice (unaudited)

FACTS	WHAT DOES CORNERSTONE TOTAL RETURN FUND, INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we, and our service providers, on our behalf, collect and share depend on the product or service you have with us. This information can include:

   • Social Security number
   • account balances
   • account transactions
   • transaction history
   • wire transfer instructions
   • checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Privacy Policy Notice (unaudited) (continued)

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

What we do
Who is providing this notice?	Cornerstone Total Return Fund, Inc. (the “Fund”)
How does the Fund and the Fund’s service providers, on the Fund’s behalf protect my personal information?
To protect your personal information from unauthorized access and use, we and our service providers use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund and the Fund’s service providers, on the Fund’s behalf collect my personal information?
We collect your personal information, for example, when you:

   • open an account
   • provide account information
   • give us your contact information
   • make a wire transfer

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Privacy Policy Notice (unaudited) (concluded)

Why can’t I limit all sharing?
Federal law gives you the right to limit only

   • sharing for affiliates’ everyday business purposes – information about your creditworthiness
   • affiliates from using your information to market to you
   • sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cornerstone Advisors, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

Questions?	Call (866) 668-6558

Summary of General Information (unaudited)

Cornerstone Total Return Fund, Inc. is a closed-end, diversified investment company whose shares trade on the NYSE MKT. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is managed by Cornerstone Advisors, Inc.

Stockholder Information (unaudited)

The Fund is listed on the NYSE MKT (symbol “CRF”). The previous week’s net asset value per share, market price, and related premium or discount are available on the Fund’s website at www.cornerstonetotalreturnfund.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Total Return Fund, Inc. may from time to time purchase shares of its common stock in the open market.

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Cornerstone Total Return Fund, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's current level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,000 and $15,000 with respect to the registrant's fiscal years ended December 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,600 and $3,600 with respect to the registrant's fiscal years ended December 31, 2013 and 2012, respectively. The services comprising these fees are the preparation of the registrant's federal and state income and federal excise tax returns.

(d)
All Other Fees. $1,550 and $1,550 in fees were billed in with respect to the registrant's fiscal years ended December 31, 2013 and 2012, respectively, related to the review of the registrant’s rights offering registration.

(e)(1)
Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the audit committee's responsibilities to the registrant's investment adviser. The audit committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full audit committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2013 and 2012, aggregate non-audit fees of $5,150 and $5,150, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. Glenn W. Wilcox, Sr., (Chairman), Edwin Meese III, Andrew A. Strauss and Scott B. Rogers are the members of the registrant's audit committee.

(b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Not required

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant and Cornerstone Advisors, Inc., the registrant's investment adviser, share the same proxy voting policies and procedures. The proxy voting policies and procedures of the registrant and Cornerstone Advisors, Inc. are attached as Exhibit 99.VOTEREG.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) All information included in this Item is as of the date of the filing of this Form N-CSR, unless otherwise noted. Ralph W. Bradshaw is the portfolio manager of the registrant. Mr. Bradshaw has acted as portfolio manager since 2002. Mr. Bradshaw is President and Chief Financial Officer of Cornerstone Advisors, Inc. and serves as President and Chairman of the Board of the registrant, Cornerstone Progressive Return Fund and Cornerstone Strategic Value Fund, Inc.

(a)(2) Ralph W. Bradshaw manages two other closed-end registered investment companies: Cornerstone Progressive Return Fund and Cornerstone Strategic Value Fund, Inc. As of December 31, 2013, net assets of Cornerstone Progressive Return Fund were $168,812,145 and net assets of Cornerstone Strategic Value Fund, Inc. were $180,372,051. Mr. Bradshaw manages no accounts except for the registrant, Cornerstone Progressive Return Fund and Cornerstone Strategic Value Fund, Inc. Mr. Bradshaw manages no accounts where the advisory fee is based on the performance of the account. No material conflicts of interest exist in connection with the portfolio manager's management of the registrant's investments, on the one hand, and the investment of the other accounts included in response to this Item, on the other.

(a)(3) Compensation of Ralph W. Bradshaw includes a fixed salary paid by Cornerstone Advisors, Inc. plus his share of the profits of Cornerstone Advisors, Inc. The profitability of Cornerstone Advisors, Inc. is primarily dependent upon the value of the assets of the registrant and other managed accounts. However, compensation is not directly based upon the registrant's performance or on the value of the registrant's assets.

(a)(4) The dollar range of equity securities in the registrant beneficially owned by each portfolio manager as of December 31, 2013 is as follows: Ralph W. Bradshaw: $50,001 - $100,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.VOTEREG	Proxy Voting Policies and Procedures

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cornerstone Total Return Fund, Inc.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President
(Principal Executive Officer)

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President
(Principal Executive Officer)

Date	March 4, 2014

By (Signature and Title)*		/s/ Frank J. Maresca
Frank J. Maresca, Treasurer
(Principal Financial Officer)

Date	March 4, 2014

* Print the name and title of each signing officer under his or her signature.